Exhibit 10.1

AMENDMENT NO. 1

to

AMENDED AND RESTATED

EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “Amendment”) is dated as of August 30, 2011, by and between Farmer Bros. Co., a Delaware corporation (the “Company”), and Jeffrey A. Wahba (“Wahba”).

WHEREAS, Wahba is currently employed by the Company pursuant to that certain Amended and Restated Employment Agreement, effective as of April 19, 2011 (the “Agreement”); and

WHEREAS, the Company and Wahba desire to amend the Agreement, as provided herein, in connection with the appointment of Wahba to the Board of Directors of the Company to fill a vacancy in Class I resulting from the retirement of Roger M. Laverty III as the Company’s President and Chief Executive Officer on June 30, 2011 while Wahba is serving as Interim Co-Chief Executive Officer of the Company.

NOW, THEREFORE, the parties agree as follows:

1. A new Section 10 is hereby added to the Agreement to read in its entirety as follows:

“10. Resignation from Directorships and Officerships. Notwithstanding Wahba’s continued employment hereunder, the appointment of someone other than Wahba to the position of permanent sole Chief Executive Officer or Wahba’s ceasing to serve as co-Chief Executive Officer shall constitute Wahba’s resignation from the Board of Directors of the Company. In addition, the termination of Wahba’s employment for any reason shall constitute Wahba’s resignation from (i) any director, officer, or employee position Wahba has with the Company or any of its subsidiaries, and (ii) all fiduciary positions Wahba holds with respect to any employee benefit plans or trusts established by the Company. Wahba agrees that this Agreement shall serve as written notice of resignation in the foregoing circumstances.”

2. All other sections of, and cross-references in, the Agreement shall be renumbered accordingly based upon the foregoing amendment.

3. Except as expressly modified herein, the Agreement shall remain in full force and effect in accordance with its original terms.

4. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered on the day and year first above written.

FARMER BROS. CO.

By:	/s/ PATRICK G. CRITESER
Patrick G. Criteser
Interim Co-Chief Executive Officer

WAHBA

/s/ JEFFREY A. WAHBA
Jeffrey A. Wahba

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